Sirius International Insurance Group, Ltd.
Investor Financial Supplement
December 31, 2019
(Unaudited)
This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Sirius International Insurance Group, Ltd., including its Annual Report on Form 10-K for the year ended December 31, 2019.

Sirius International Insurance Group, Ltd.
Basis of Presentation and Cautionary Statements
BASIS OF PRESENTATION AND NON-GAAP FINANCIAL MEASURES:
Sirius International Insurance Group, Ltd. (the “Company”) is a Bermuda exempted company whose principal businesses are conducted through its wholly-owned insurance and reinsurance subsidiaries and other affiliates (collectively with the Company, “Sirius Group”, “we,” “our” and “us”). Sirius Group provides multi-line insurance and reinsurance on a worldwide basis.
We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting Sirius Group’s results, management has included and discussed non-GAAP financial measures: Adjusted book value, Adjusted book value per share, Adjusted tangible book value, Adjusted tangible book value per share and Operating (loss) attributable to common shareholders. The Company believes that these non-GAAP financial measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of the Company’s results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles in the United States of America (‘‘GAAP’’).  A reconciliation of Adjusted book value, Adjusted book value per share, Adjusted tangible book value, Adjusted tangible book value per share and Operating (loss) income attributable to common shareholders to the most comparable GAAP measures is included in the attached financial information in accordance with Regulation G.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This financial supplement may contain forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by forward-looking terminology such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "target," "continue," "could," "may," "might," "will," "possible," "potential," "predict," "should," "would," “seeks,” “likely” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of the Company and speak only as of the date of this document. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

•	Sirius Group's exposure to unpredictable catastrophic and casualty events and unexpected accumulations of attritional losses;

•	increased competition from existing insurers and reinsurers and from alternative capital providers, such as insurance-linked funds and collateralized special purpose insurers;

•	decreased demand for Sirius Group's insurance or reinsurance products, consolidation and cyclical changes in the insurance and reinsurance industry;

•
the inherent uncertainty of estimating loss and loss adjustment expenses reserves, including asbestos and environmental reserves, and the possibility that such reserves may be inadequate to cover Sirius Group's ultimate liability for losses;

•	a decline in or withdrawal of Sirius Group’s operating subsidiaries' ratings with rating agencies;

•
the exposure of Sirius Group's investments to interest rate, credit, equity risks and market volatility, which may limit Sirius Group's net income and may affect the adequacy of its capital and liquidity;

•	losses related to cyber-attacks on Sirius Group's information technology systems;

•
the impact of various risks associated with transacting business in foreign countries, including foreign currency exchange-rate risk and political risks on investments in, and revenues from, Sirius Group's operations outside the U.S.;

•	the possibility that Sirius Group may become subject to additional onerous governmental or regulatory requirements or fail to comply with applicable regulatory and solvency requirements;

•
Sirius Group's significant deferred tax assets may become materially impaired as a result of insufficient taxable income or a reduction in applicable corporate tax rates or other change in applicable tax law;

•	a decrease in the fair value of Global A&H and/or Sirius Group’s intangible assets may result in future impairments;

•	the limited liquidity and trading of the Company’s securities;

•
CMIG International Holding Pte. Ltd.’s status as a controlling shareholder, including its affiliates' liquidity issues, and actions taken by CMIG International Holding Pte. Ltd. or any other parties in interest in connection with such liquidity issues including ownership changes;

•	Sirius Group’s status as a publicly traded company, foreign private issuer and controlled company;

•	the consequences of the written resolution of Sirius Group's controlling shareholder which may prohibit the Board of Sirius Group from issuing any form of equity without shareholder approval; and

•
other risks identified in Sirius Group’s Annual Report on Form 10-K for the year ended December 31, 2019, subsequent Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Except as required by applicable law or regulation, Sirius Group undertakes no obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other circumstances after the date of this financial supplement.

Sirius International Insurance Group, Ltd.
Key Performance Indicators

	Three months ended December 31,		Years ended December 31,
(Expressed in millions of U.S. dollars, except share and per share information)	2019	2018	2019	2018
Key Underwriting Metrics:
Underwriting (loss) (1)	($80.3)	($94.9)	($155.6)	($39.3)
Combined ratio (2)	120.8%	127.3%	110.8%	103.1%

Key Investment Return Metrics:
Net investment income	$17.4	$19.6	$84.7	$71.4
Total return on investments:
U.S. dollars	0.8%	-1.2%	5.2%	-0.9%
Local currencies	0.4%	-1.0%	5.2%	0.3%

Selected Financial Data:
Net (loss) attributable to common shareholders	($137.3)	($153.6)	($38.1)	($43.3)
Operating (loss) attributable to common shareholders (3)	($95.8)	($106.4)	($161.7)	($56.4)
Return on equity (4)	-7.9%	-7.8%	-2.2%	-2.3%
Book value per common share	$14.23	$14.80	$14.23	$14.80
Adjusted book value per share (5)	$14.57	$15.24	$14.57	$15.24
Adjusted tangible book value per share (5)	$10.22	$10.76	$10.22	$10.76
Change in book value per common share	-5.8%	-10.0%	-3.9%	-7.4%
Change in Adjusted book value per share (5)	-5.8%	-7.3%	-4.4%	-4.6%
Change in Adjusted tangible book value per share (5)	-7.9%	-7.4%	-5.0%	-3.1%

(1)
Underwriting (loss) is calculated as net earned insurance and reinsurance premiums less loss and loss adjustment expenses, insurance and reinsurance acquisition expenses, and other underwriting expenses.

(2)	The combined ratio is calculated by combining the loss ratio, the acquisition expense ratio, and the other underwriting expense ratio.

(3)
Operating (loss) attributable to common shareholders is a non-GAAP financial measure. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Operating (loss) attributable to common shareholders.

(4)	Return on equity is calculated by dividing net income attributable to Sirius Group's common shareholders for the period by beginning common shareholders’ equity.

(5)
Adjusted book value per share and Adjusted tangible book value per share are non-GAAP financial measures. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Adjusted book value per share and Adjusted tangible book value per share.

Sirius International Insurance Group, Ltd.
Consolidated Statements of (Loss)
For the three months and years ended December 31, 2019 and 2018

	Three months ended December 31,		Years ended December 31,
(Expressed in millions of U.S. dollars)	2019	2018	2019	2018
Revenues
Net earned insurance and reinsurance premiums	$384.8	$347.8	$1,441.6	$1,262.3
Net investment income	17.4	19.6	84.7	71.4
Net realized investment gains (losses)	16.8	(5.7)	56.7	2.3
Net unrealized investment (losses) gains	(62.8)	(52.2)	80.6	(23.2)
Net foreign exchange (losses) gains	(1.7)	1.0	7.7	22.7
Revaluation of contingent consideration	(2.2)	9.6	(6.3)	9.6
Other revenue	(0.3)	16.7	55.1	112.7
Total revenues	352.0	336.8	1,720.1	1,457.8
Expenses
Loss and loss adjustment expenses	359.8	347.2	1,170.3	900.0
Insurance and reinsurance acquisition expenses	73.3	66.4	288.7	255.4
Other underwriting expenses	32.0	29.1	138.2	146.2
General and administrative expenses	29.2	19.9	109.8	77.9
Intangible asset amortization expenses	4.0	4.0	15.8	15.8
Impairment of intangible assets	0.0	8.0	0.0	8.0
Interest expense on debt	7.7	7.7	31.0	30.8
Total expenses	506.0	482.3	1,753.8	1,434.1
Pre-tax (loss) income	(154.0)	(145.5)	(33.7)	23.7
Income tax benefit (expense)	3.7	15.0	(11.9)	(40.4)
Net (loss)	(150.3)	(130.5)	(45.6)	(16.7)
Less: Income attributable to non-controlling interests	(0.1)	(0.5)	(1.7)	(1.4)
Net (loss) attributable to Sirius Group	(150.4)	(131.0)	(47.3)	(18.1)
Change in carrying value of Series B preference shares	13.1	(36.4)	9.2	(36.4)
Less: Accrued dividends on Series A redeemable preference shares	—	—	—	(2.6)
Add: Gain on redemption of Series A redeemable preference shares	—	13.8	—	13.8
Net (loss) attributable to Sirius Group's common shareholders	($137.3)	($153.6)	($38.1)	($43.3)

Sirius International Insurance Group, Ltd.
Consolidated Statements of Comprehensive (Loss)
For the three months and years ended December 31, 2019 and 2018

	Three months ended December 31,		Years ended December 31,
(Expressed in millions of U.S. dollars)	2019	2018	2019	2018
Comprehensive (loss)
Net (loss)	($150.3)	($130.5)	($45.6)	($16.7)
Other comprehensive income (loss)
Change in foreign currency translation, net of tax	33.9	(4.7)	(35.1)	(61.9)
Total other comprehensive income (loss)	33.9	(4.7)	(35.1)	(61.9)
Comprehensive (loss)	(116.4)	(135.2)	(80.7)	(78.6)
Net (income) attributable to non-controlling interests	(0.1)	(0.5)	(1.7)	(1.4)
Comprehensive (loss) attributable to Sirius Group	($116.5)	($135.7)	($82.4)	($80.0)

Sirius International Insurance Group, Ltd.
Consolidated Balance Sheets

(Expressed in millions of U.S. dollars)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Assets
Fixed maturity investments, trading at fair value	$1,681.0	$1,771.4	$1,815.7	$1,846.4	$1,949.2
Short-term investments, at fair value	1,085.2	989.3	882.9	833.6	715.5
Equity securities, trading at fair value	405.2	384.3	387.8	394.4	380.0
Other long-term investments, at fair value	346.8	368.4	379.9	389.7	365.0
Cash	136.3	145.8	116.8	116.0	119.4
Restricted cash	14.3	14.0	13.7	13.0	12.8
Total investments and cash	3,668.8	3,673.2	3,596.8	3,593.1	3,541.9
Accrued investment income	11.2	11.5	13.3	12.7	14.1
Insurance and reinsurance premiums receivable	730.1	842.6	861.3	818.7	630.6
Reinsurance recoverable on unpaid losses	410.3	392.9	357.4	349.3	350.2
Reinsurance recoverable on paid losses	73.9	55.2	69.8	50.5	55.0
Funds held by ceding companies	293.9	236.8	237.6	202.8	186.8
Ceded unearned insurance and reinsurance premiums	162.0	173.8	188.1	200.5	159.8
Deferred acquisition costs	148.2	155.2	158.8	152.6	141.6
Deferred tax asset	166.7	162.8	174.4	171.6	202.5
Accounts receivable on unsettled investment sales	6.7	12.9	2.0	1.7	5.0
Goodwill	400.8	400.4	400.6	400.7	400.6
Intangible assets	179.8	183.8	187.7	191.7	195.6
Other assets	161.4	164.0	171.4	161.1	124.0
Total assets	$6,413.8	$6,465.1	$6,419.2	$6,307.0	$6,007.7
Liabilities
Loss and loss adjustment expense reserves	$2,331.5	$2,186.4	$2,023.3	$1,976.3	$2,016.7
Unearned insurance and reinsurance premiums	708.0	807.7	879.5	860.5	647.2
Ceded reinsurance payable	244.7	250.4	256.9	231.3	206.9
Funds held under reinsurance treaties	169.1	135.9	126.6	123.4	110.6
Deferred tax liability	205.9	208.6	229.7	230.6	237.4
Debt	685.2	670.3	685.9	686.1	696.8
Accounts payable on unsettled investment purchases	2.3	34.7	2.6	9.9	3.2
Other liabilities	201.3	189.1	186.3	173.1	150.5
Total liabilities	4,548.0	4,483.1	4,390.8	4,291.2	4,069.3
Mezzanine equity
Series B preference shares	223.0	236.0	241.3	240.6	232.2

Total mezzanine equity	223.0	236.0	241.3	240.6	232.2
Common shareholders' equity
Common shares	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus	1,098.2	1,097.0	1,093.5	1,090.2	1,089.1
Retained earnings	778.5	915.8	918.5	911.8	816.6
Accumulated other comprehensive (loss)	(237.5)	(271.4)	(229.1)	(230.2)	(202.4)
Total common shareholders' equity	1,640.4	1,742.6	1,784.1	1,773.0	1,704.5
Non-controlling interests	2.4	3.4	3.0	2.2	1.7
Total equity	1,642.8	1,746.0	1,787.1	1,775.2	1,706.2
Total liabilities, mezzanine equity, and equity	$6,413.8	$6,465.1	$6,419.2	$6,307.0	$6,007.7

Sirius International Insurance Group, Ltd.
Consolidated Statements of Shareholders’ Equity

	Year to date for the period ended,
(Expressed in millions of U.S. dollars)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Common shares
Balance at beginning of period	$1.2	$1.2	$1.2	$1.2	$1.2
Issue of common shares	—	—	—	—	0.1
Share repurchase from CM Bermuda	—	—	—	—	(0.1)
Balance at end of period	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus
Balance at beginning of period	1,089.1	1,089.1	1,089.1	1,089.1	1,197.9
Share compensation expense	9.1	7.9	4.5	1.2	2.5
Issuance of common shares and warrants, net of expenses	—	—	—	—	52.7
Share repurchase from CM Bermuda	—	—	—	—	(163.9)
Return of capital to CM Bermuda	—	—	—	—	(1.6)
Capital contribution from former parent	—	—	—	—	1.4
Other, net	—	—	(0.1)	(0.1)	0.1
Balance at end of period	1,098.2	1,097.0	1,093.5	1,090.2	1,089.1
Retained earnings
Balance at beginning of period	816.6	816.6	816.6	816.6	858.4
Cumulative effect of an accounting change	—	—	—	—	1.6
Balance at beginning of period, as adjusted	816.6	816.6	816.6	816.6	860.0
Net (loss) income	(45.6)	104.7	112.3	104.1	(16.7)
Income attributable to non-controlling interest	(1.7)	(1.6)	(1.2)	(0.4)	(1.4)
Change in carrying value of Series B preference shares	9.2	(3.9)	(9.2)	(8.4)	(36.4)
Accrued dividends on Series A redeemable preference shares	—	—	—	—	(2.6)
Redemption of Series A redeemable preference shares	—	—	—	—	13.8
Other, net	—	—	—	(0.1)	(0.1)
Balance at end of period	778.5	915.8	918.5	911.8	816.6
Accumulated other comprehensive (loss)
Balance at beginning of period	(202.4)	(202.4)	(202.4)	(202.4)	(140.5)
Accumulated net foreign currency translation (losses)
Balance at beginning of period	(202.4)	(202.4)	(202.4)	(202.4)	(140.5)
Net change in foreign currency translation	(35.1)	(69.0)	(26.7)	(27.8)	(61.9)
Balance at end of period	(237.5)	(271.4)	(229.1)	(230.2)	(202.4)
Balance at the end of period	(237.5)	(271.4)	(229.1)	(230.2)	(202.4)
Total common shareholders' equity	1,640.4	1,742.6	1,784.1	1,773.0	1,704.5
Non-controlling interests	2.4	3.4	3.0	2.2	1.7
Total equity	$1,642.8	$1,746.0	$1,787.1	$1,775.2	$1,706.2

Sirius International Insurance Group, Ltd.
Consolidated Statements of Loss – Segment Results Format
For the three months and years ended December 31, 2019 and 2018

	Three months ended December 31,		Years ended December 31,
(Expressed in millions of U.S. dollars)	2019	2018	2019	2018
Underwriting Results:
Gross written premiums	$379.6	$302.8	$1,902.7	$1,821.0
Net written premiums	$293.8	$261.7	$1,502.6	$1,357.1
Net earned insurance and reinsurance premiums	$384.8	$347.8	$1,441.6	$1,262.3
Loss and allocated loss adjustment expenses (“LAE”)	(351.7)	(338.2)	(1,127.4)	(863.1)
Insurance and reinsurance acquisition expenses	(73.3)	(66.4)	(288.7)	(255.4)
Technical (loss) profit	(40.2)	(56.8)	25.5	143.8
Unallocated LAE	(8.1)	(9.0)	(42.9)	(36.9)
Other underwriting expenses	(32.0)	(29.1)	(138.2)	(146.2)
Underwriting (loss)	(80.3)	(94.9)	(155.6)	(39.3)
Service fee revenue	16.3	15.5	74.6	71.0
General and administrative expenses, MGU + Runoff & Other	(21.3)	(16.3)	(70.6)	(56.7)
Underwriting (loss), including net service fee income	(85.3)	(95.7)	(151.6)	(25.0)
Net investment income	17.4	19.6	84.7	71.4
Net realized investment gains (losses)	16.8	(5.7)	56.7	2.3
Net unrealized investment (losses) gains	(62.8)	(52.2)	80.6	(23.2)
Net foreign exchange (losses) gains	(1.7)	1.0	7.7	22.7
Revaluation of contingent consideration	(2.2)	9.6	(6.3)	9.6
Other revenue	(16.6)	1.2	(19.5)	41.7
General and administrative expenses	(7.9)	(3.6)	(39.2)	(21.2)
Intangible asset amortization expenses	(4.0)	(4.0)	(15.8)	(15.8)
Impairment of intangible assets	—	(8.0)	—	(8.0)
Interest expense on debt	(7.7)	(7.7)	(31.0)	(30.8)
Pre-tax (loss) income	(154.0)	(145.5)	(33.7)	23.7
Income tax benefit (expense)	3.7	15.0	(11.9)	(40.4)
Net (loss)	(150.3)	(130.5)	(45.6)	(16.7)
Less: Income attributable to non-controlling interests	(0.1)	(0.5)	(1.7)	(1.4)
Net (loss) attributable to Sirius Group	(150.4)	(131.0)	(47.3)	(18.1)
Change in carrying value of Series B preference shares	13.1	(36.4)	9.2	(36.4)
Less: Accrued dividends on Series A redeemable preference shares	—	—	—	(2.6)
Add: Gain on redemption of Series A redeemable preference shares	—	13.8	—	13.8
Net (loss) attributable to Sirius Group’s common shareholders	$(137.3)	$(153.6)	$(38.1)	$(43.3)

Sirius International Insurance Group, Ltd.
Consolidated Underwriting Results by Segment

	Three months ended December 31, 2019
(Expressed in millions of U.S. dollars)	Global Property	Global A&H	Specialty & Casualty	Runoff & Other	Corporate Elimination	Total
Gross written premiums	$127.9	$133.9	$118.3	($0.5)	$—	$379.6
Net written premiums	$89.1	$98.0	$105.7	$1.0	$—	$293.8
Net earned insurance and reinsurance premiums	$172.0	$113.3	$98.5	$1.0	$—	$384.8
Loss and allocated LAE	(204.4)	(72.7)	(77.2)	2.6	—	(351.7)
Insurance and reinsurance acquisition expenses	(25.1)	(30.7)	(26.6)	(0.3)	9.4	(73.3)
Technical (loss) profit	(57.5)	9.9	(5.3)	3.3	9.4	(40.2)
Unallocated LAE	(1.2)	(1.9)	(2.2)	(0.1)	(2.7)	(8.1)
Other underwriting expenses	(16.0)	(4.9)	(7.5)	(1.3)	(2.3)	(32.0)
Underwriting (loss) income	(74.7)	3.1	(15.0)	1.9	4.4	(80.3)
Service fee revenue	—	26.6	—	—	(10.3)	16.3
Managing general underwriter unallocated LAE	—	(3.6)	—	—	3.6	—
Managing general underwriter other underwriting expenses	—	(2.3)	—	—	2.3	—
General and administrative expenses, MGU + Runoff & Other	—	(20.6)	—	(0.7)	—	(21.3)
Underwriting (loss) income, including net service fee income	($74.7)	$3.2	($15.0)	$1.2	$—	($85.3)

Underwriting ratios (1) (2)
Loss ratio	119.5%	65.8%	80.6%	NM	NM	93.5%
Acquisition expense ratio	14.6%	27.1%	27.0%	NM	NM	19.0%
Other underwriting expense ratio	9.3%	4.3%	7.6%	NM	NM	8.3%
Combined ratio	143.4%	97.2%	115.2%	NM	NM	120.8%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.
(2) Ratios considered not meaningful (“NM”) to Runoff & Other and Corporate Eliminations.

Sirius International Insurance Group, Ltd.
Consolidated Underwriting Results by Segment

	Year ended December 31, 2019
(Expressed in millions of U.S. dollars)	Global Property	Global A&H	Specialty & Casualty	Runoff & Other	Corporate Elimination	Total
Gross written premiums	$848.4	$593.4	$456.7	$4.2	$—	$1,902.7
Net written premiums	$625.7	$458.1	$416.3	$2.5	$—	$1,502.6
Net earned insurance and reinsurance premiums	$635.9	$443.3	$360.2	$2.2	$—	1,441.6
Loss and allocated LAE	(582.7)	(271.3)	(271.6)	(1.8)	—	(1,127.4)
Insurance and reinsurance acquisition expenses	(107.3)	(125.8)	(98.8)	(2.9)	46.1	(288.7)
Technical (loss) profit	(54.1)	46.2	(10.2)	(2.5)	46.1	25.5
Unallocated LAE	(11.4)	(7.4)	(9.3)	(1.0)	(13.8)	(42.9)
Other underwriting expenses	(63.9)	(23.7)	(31.2)	(5.9)	(13.5)	(138.2)
Underwriting (loss) income	(129.4)	15.1	(50.7)	(9.4)	18.8	(155.6)
Service fee revenue	—	124.2	—	—	(49.6)	74.6
Managing general underwriter unallocated LAE	—	(17.3)	—	—	17.3	—
Managing general underwriter other underwriting expenses	—	(13.5)	—	—	13.5	—
General and administrative expenses, MGU + Runoff & Other	—	(66.9)	—	(3.7)	—	(70.6)
Underwriting (loss) income, including net service fee income	($129.4)	$41.6	($50.7)	($13.1)	$—	($151.6)

Underwriting ratios (1) (2)
Loss ratio	93.4%	62.9%	78.0%	NM	NM	81.2%
Acquisition expense ratio	16.9%	28.4%	27.4%	NM	NM	20.0%
Other underwriting expense ratio	10.0%	5.3%	8.7%	NM	NM	9.6%
Combined ratio	120.3%	96.6%	114.1%	NM	NM	110.8%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.
(2) Ratios considered not meaningful (“NM”) to Runoff & Other and Corporate Eliminations.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
Global Property

(Expressed in millions of U.S. dollars)	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Gross written premiums	$127.9	$153.6	$236.2	$330.7	$86.7
Net written premiums	89.1	103.7	191.6	241.3	85.9
Net earned insurance and reinsurance premiums	172.0	159.9	164.3	139.7	159.7
Loss and allocated LAE	(204.4)	(184.4)	(131.3)	(62.6)	(206.4)
Insurance and reinsurance acquisition expenses	(25.1)	(29.2)	(27.2)	(25.8)	(27.6)
Technical (loss) profit	(57.5)	(53.7)	5.8	51.3	(74.3)
Unallocated LAE	(1.2)	(5.5)	(2.6)	(2.1)	(2.8)
Other underwriting expenses	(16.0)	(14.7)	(17.0)	(16.2)	(15.2)
Underwriting (loss) income	($74.7)	($73.9)	($13.8)	$33.0	($92.3)

Underwriting ratios (1)
Loss ratio	119.5%	118.8%	81.5%	46.3%	131.0%
Acquisition expense ratio	14.6%	18.3%	16.6%	18.5%	17.3%
Other underwriting expense ratio	9.3%	9.2%	10.3%	11.6%	9.5%
Combined ratio	143.4%	146.3%	108.4%	76.4%	157.8%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
Global A&H

(Expressed in millions of U.S. dollars)	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Gross written premiums	$133.9	$137.4	$152.8	$169.3	$125.6
Net written premiums	98.0	104.6	120.6	134.9	93.6
Net earned insurance and reinsurance premiums	113.3	115.1	118.8	96.1	99.2
Loss and allocated LAE	(72.7)	(63.6)	(71.8)	(63.2)	(51.0)
Insurance and reinsurance acquisition expenses	(30.7)	(32.5)	(36.0)	(26.6)	(27.4)
Technical profit	9.9	19.0	11.0	6.3	20.8
Unallocated LAE	(1.9)	(2.0)	(2.0)	(1.5)	(1.6)
Other underwriting expenses	(4.9)	(6.8)	(5.9)	(6.1)	(6.7)
Underwriting income (loss)	3.1	10.2	3.1	(1.3)	12.5
Service fee revenue	26.6	31.0	30.3	36.3	26.2
MGU unallocated LAE	(3.6)	(4.3)	(5.3)	(4.1)	(4.2)
MGU other underwriting expenses	(2.3)	(3.7)	(4.8)	(2.7)	(2.2)
MGU general and administrative expenses	(20.6)	(15.1)	(15.0)	(16.2)	(16.1)
Underwriting income, including net service fee income	$3.2	$18.1	$8.3	$12.0	$16.2

Underwriting ratios (1)
Loss ratio	65.8%	57.0%	62.1%	67.3%	53.0%
Acquisition expense ratio	27.1%	28.2%	30.3%	27.7%	27.6%
Other underwriting expense ratio	4.3%	5.9%	5.0%	6.3%	6.8%
Combined ratio	97.2%	91.1%	97.4%	101.3%	87.4%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
Specialty & Casualty

(Expressed in millions of U.S. dollars)	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Gross written premiums	$118.3	$120.6	$96.9	$120.9	$72.2
Net written premiums	105.7	113.2	89.2	108.2	64.4
Net earned insurance and reinsurance premiums	98.5	98.7	87.3	75.7	71.2
Loss and allocated LAE	(77.2)	(85.5)	(61.3)	(47.6)	(55.5)
Insurance and reinsurance acquisition expenses	(26.6)	(27.1)	(24.6)	(20.5)	(20.6)
Technical (loss) profit	(5.3)	(13.9)	1.4	7.6	(4.9)
Unallocated LAE	(2.2)	(3.0)	(2.2)	(1.9)	(1.4)
Other underwriting expenses	(7.5)	(8.8)	(6.7)	(8.2)	(3.9)
Underwriting (loss)	($15.0)	($25.7)	($7.5)	($2.5)	($10.2)

Underwriting ratios (1)
Loss ratio	80.6%	89.7%	72.7%	65.4%	79.9%
Acquisition expense ratio	27.0%	27.5%	28.2%	27.1%	28.9%
Other underwriting expense ratio	7.6%	8.9%	7.7%	10.8%	5.5%
Combined ratio	115.2%	126.1%	108.6%	103.3%	114.3%
(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.
Segment Data – Quarterly
Runoff & Other

(Expressed in millions of U.S. dollars)	Q4 2019	Q3 2019	Q2 2019	Q1 2019	Q4 2018
Gross written premiums	($0.5)	$2.1	$1.2	$1.4	$18.3
Net written premiums	1.0	0.8	0.3	0.4	17.8
Net earned insurance and reinsurance premiums	1.0	0.5	0.3	0.4	17.7
Loss and allocated LAE	2.6	(0.9)	(2.4)	(1.1)	(25.3)
Insurance and reinsurance acquisition expenses	(0.3)	(0.1)	(1.8)	(0.7)	(0.5)
Technical profit (loss)	3.3	(0.5)	(3.9)	(1.4)	(8.1)
Unallocated LAE	(0.1)	(0.2)	(0.2)	(0.5)	—
Other underwriting expenses	(1.3)	(1.4)	(1.1)	(2.1)	(1.1)
Underwriting income (loss)	1.9	(2.1)	(5.2)	(4.0)	(9.2)
General and administrative expenses	(0.7)	(1.2)	(1.0)	(0.8)	(0.2)
Underwriting income (loss)	$1.2	($3.3)	($6.2)	($4.8)	($9.4)

Sirius International Insurance Group, Ltd.
Gross Written Premiums by Segment

	Three months ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Global Property
Other Property	$105.6	$103.3	$114.8	$152.8	$79.0	$476.5	$623.0
Property Catastrophe Excess	15.5	42.3	78.8	165.3	7.8	301.9	275.3
Agriculture	6.8	8.0	42.6	12.6	(0.1)	70.0	64.1
Total	127.9	153.6	236.2	330.7	86.7	848.4	962.4

Global A&H	133.9	137.4	152.8	169.3	125.6	593.4	500.6

Specialty & Casualty
Casualty Reinsurance	44.3	63.5	45.4	50.7	37.5	203.9	131.9
Aviation & Space	40.3	20.4	17.1	17.3	27.1	95.1	72.5
Trade Credit	12.2	11.5	10.3	19.7	(9.8)	53.7	48.1
Primary Workers Compensation	5.3	10.6	10.7	11.1	2.3	37.7	4.5
Marine	4.5	6.1	6.5	14.4	7.1	31.5	34.7
Environmental	7.4	4.8	3.9	4.4	3.4	20.5	10.1
Surety	3.3	2.8	1.6	1.6	1.2	9.3	6.7
Contingency	1.0	0.9	1.4	1.7	3.4	5.0	16.6
Total	118.3	120.6	96.9	120.9	72.2	456.7	325.1

Runoff & Other	(0.5)	2.1	1.2	1.4	18.3	4.2	32.9

Total	$379.6	$413.7	$487.1	$622.3	$302.8	$1,902.7	$1,821.0

Sirius International Insurance Group, Ltd.
Net Earned Insurance and Reinsurance Premiums by Segment

	Three months ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Global Property
Other Property	$89.9	$86.7	$90.3	$90.4	$101.7	$357.3	$396.7
Property Catastrophe Excess	65.6	49.4	51.9	44.1	45.2	211.0	180.5
Agriculture	16.5	23.8	22.1	5.2	12.8	67.6	58.8
Total	172.0	159.9	164.3	139.7	159.7	635.9	636.0

Global A&H	113.3	115.1	118.8	96.1	99.2	443.3	357.6

Specialty & Casualty
Casualty Reinsurance	48.7	50.8	45.5	36.0	28.7	181.0	78.7
Aviation & Space	20.3	18.0	14.3	14.6	16.2	67.2	60.4
Trade Credit	12.6	12.7	11.2	10.8	10.2	47.3	42.5
Primary Workers Compensation	6.8	6.8	4.7	2.4	1.4	20.7	2.1
Marine	5.9	6.6	7.7	8.5	9.2	28.7	36.2
Environmental	1.2	1.0	0.8	0.6	0.4	3.6	0.9
Surety	1.6	1.4	1.8	1.2	1.4	6.0	3.7
Contingency	1.4	1.4	1.3	1.6	3.7	5.7	15.0
Total	98.5	98.7	87.3	75.7	71.2	360.2	239.5

Runoff & Other	1.0	0.5	0.3	0.4	17.7	2.2	29.2

Total	$384.8	$374.2	$370.7	$311.9	$347.8	$1,441.6	$1,262.3

Sirius International Insurance Group, Ltd.
Net Investment Income

	Three months ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Fixed maturity investments	$12.1	$12.8	$13.1	$14.1	$15.4	$52.1	$53.2
Short-term investments	3.8	4.1	4.8	3.1	1.4	15.8	5.1
Equity securities	2.7	2.7	7.1	2.7	2.3	15.2	16.5
Other long-term investments	1.9	5.2	3.2	3.9	2.7	14.2	7.9
Total investment income	20.5	24.8	28.2	23.8	21.8	97.3	82.7
Investment expenses	(3.1)	(2.0)	(3.8)	(3.7)	(2.2)	(12.6)	(11.3)
Net investment income	$17.4	$22.8	$24.4	$20.1	$19.6	$84.7	$71.4

Sirius International Insurance Group, Ltd.
Investment Holdings – Cost to Fair Value Reconciliation

	December 31, 2019
(Expressed in millions of U.S. dollars)	Cost or amortized cost	Gross unrealized gains	Gross unrealized losses	Net foreign currency gains	Fair value	Percentage
Fixed Maturity Investments
Corporate debt securities	$458.6	$5.2	$(1.2)	$11.5	$474.1	13.5%
Asset-backed securities	489.4	1.4	(3.9)	(0.1)	486.8	13.8%
Residential mortgage-backed securities	426.2	10.5	(1.4)	3.6	438.9	12.5%
U.S. government and government agency	111.5	0.7	(0.4)	(1.3)	110.5	3.1%
Commercial mortgage-backed securities	88.5	0.9	(0.6)	0.2	89.0	2.5%
Non-U.S. government and government agency	63.7	—	(0.7)	—	63.0	1.8%
Preferred stocks	17.0	—	—	—	17.0	0.5%
U.S. States, municipalities and political subdivision	1.7	—	—	—	1.7	0.1%
Total fixed maturity investments	1,656.6	18.7	(8.2)	13.9	1,681.0	47.8%
Equity securities
Fixed income mutual funds	177.8	0.1	(5.6)	3.0	175.3	5.0%
Common stocks	199.9	55.2	(31.7)	4.7	228.1	6.5%
Other equity securities	1.5	0.3	—	—	1.8	0.1%
Total equity securities	379.2	55.6	(37.3)	7.7	405.2	11.6%
Total fixed maturity and equity securities	2,035.8	74.3	(45.5)	21.6	2,086.2	59.4%
Other long-term investments
Hedge funds and private equity funds	255.1	30.4	(24.4)	7.9	269.0	7.6%
Limited liability companies and private equity securities	60.3	19.5	(4.9)	2.9	77.8	2.2%
Total other long-term investments	315.4	49.9	(29.3)	10.8	346.8	9.8%
Short-term investments	1,090.8	0.1	—	(5.7)	1,085.2	30.8%
Total investments	$3,442.0	$124.3	$(74.8)	$26.7	$3,518.2	100.0%

Sirius International Insurance Group, Ltd.
Investment Holdings – Quarterly
Investment Type

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and investment holdings
Fixed maturity investments
Corporate debt securities	12.9%	14.9%	16.8%	17.4%	19.6%
Asset-backed securities	13.3%	13.8%	14.2%	13.3%	14.0%
Residential mortgage-backed securities	12.0%	10.7%	11.1%	11.9%	11.7%
U.S. government and government agency	3.0%	4.4%	4.4%	4.3%	4.7%
Commercial mortgage-backed securities	2.4%	2.8%	3.0%	3.2%	3.3%
Non-U.S. government and government agency	1.7%	1.0%	0.8%	1.1%	1.4%
Preferred stocks	0.4%	0.5%	0.1%	0.1%	0.2%
U.S. States, municipalities and political subdivision	0.1%	0.1%	0.1%	0.1%	0.1%
Total fixed maturity investments	45.8%	48.2%	50.5%	51.4%	55.0%
Equity securities
Fixed income mutual funds	4.8%	4.2%	4.2%	4.5%	4.4%
Common stocks	6.1%	6.3%	6.5%	6.4%	6.3%
Other equity securities	0.1%	—	0.1%	0.1%	—
Total equity securities	11.0%	10.5%	10.8%	11.0%	10.7%
Total fixed maturity and equity securities	56.8%	58.7%	61.3%	62.4%	65.7%
Other long-term investments
Hedge funds and private equity funds	7.4%	7.8%	8.1%	8.4%	8.6%
Limited liability companies and private equity securities	2.1%	2.2%	2.4%	2.4%	1.8%
Total other long-term investments	9.5%	10.0%	10.5%	10.8%	10.4%
Short-term investments	29.6%	26.9%	24.6%	23.2%	20.2%
Total investments	95.9%	95.6%	96.4%	96.4%	96.3%
Cash and restricted cash	4.1%	4.4%	3.6%	3.6%	3.7%
Total cash and invested assets	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.
Investment Holdings – Quarterly
Credit Quality and Maturity Profile

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Credit Quality of Fixed Maturities
AAA	33.3%	32.4%	32.9%	31.1%	30.9%
AA	43.1%	41.8%	41.1%	43.3%	42.0%
A	13.0%	14.6%	15.3%	13.8%	14.9%
BBB	5.7%	6.8%	7.4%	8.4%	8.6%
Other	4.9%	4.4%	3.3%	3.4%	3.6%
Total fixed maturity investments	100.0%	100.0%	100.0%	100.0%	100.0%

Maturity Profile of Fixed Maturities
Due in one year or less	5.3%	9.2%	11.2%	13.6%	13.2%
Due after one year through five years	29.2%	29.0%	29.7%	30.7%	32.6%
Due after five years through ten years	2.7%	2.4%	2.9%	0.6%	1.3%
Due after ten years	1.5%	1.8%	0.0%	0.0%	0.0%
Mortgage-backed and asset-backed securities	60.3%	56.6%	56.1%	55.0%	52.5%
Preferred stocks	1.0%	1.0%	0.1%	0.1%	0.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.
Impact of Foreign Currency Translation

	Three months ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Net realized investment gains - foreign currency(1)	$15.9	$14.0	$9.6	$10.9	$6.6	$50.4	$17.3
Net unrealized investment (losses) gains - foreign currency(2)	(57.4)	33.9	(7.2)	25.0	(7.4)	(5.7)	35.7
Net realized and unrealized investment (losses) gains - foreign currency	(41.5)	47.9	2.4	35.9	(0.8)	44.7	53.0
Net foreign exchange gains (losses) - foreign currency translation gains (losses) (3)	(0.1)	9.0	0.9	4.1	(3.0)	13.9	16.0
Net foreign exchange (losses) gains - currency swaps(3)	(1.9)	3.7	1.4	1.0	4.0	4.2	6.9
Net foreign exchange gain (losses) - currency forwards(3)	0.4	(7.8)	(3.0)	—	—	(10.4)	—
Net foreign exchange (losses) - other(3)	—	—	—	—	—	—	(0.2)
Income tax benefit (expense)	0.8	(0.8)	1.1	(0.2)	2.4	0.9	2.0
Total foreign currency remeasurement (losses) gains recognized through net income (loss), after tax	(42.3)	52.0	2.8	40.8	2.6	53.3	77.7
Change in foreign currency translation on investments recognized through other comprehensive income (loss), after tax	66.0	(67.8)	(0.1)	(41.7)	(4.0)	(43.6)	(96.6)
Change in foreign currency translation on non-investment net liabilities recognized through other comprehensive income (loss), after tax	(32.1)	25.5	1.2	13.9	(0.7)	8.5	34.7
Total foreign currency translation gains (losses) recognized through other comprehensive income (loss), after tax	33.9	(42.3)	1.1	(27.8)	(4.7)	(35.1)	(61.9)
Total foreign currency (losses) gains recognized in comprehensive income (loss), after tax	($8.4)	$9.7	$3.9	$13.0	($2.1)	$18.2	$15.8
(1) Component of Net realized investment gains (losses) on the Consolidated Statements of Income
(2) Component of Net unrealized investment gains (losses) on the Consolidated Statements of Income
(3) Component of Net foreign exchange gains (losses) on the Consolidated Statements of Income

Sirius International Insurance Group, Ltd.
Net Realized and Unrealized Investment Gains (Losses)

	Three months ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Gross realized gains	$36.2	$22.1	$26.9	$14.1	$10.6	$99.3	$42.3
Gross realized (losses)	(19.4)	(6.8)	(11.3)	(5.1)	(16.3)	(42.6)	(40.0)
Net realized gains (losses) on investments(1)(2)	16.8	15.3	15.6	9.0	(5.7)	56.7	2.3
Net unrealized (losses) gains on investments(3)(4)	(62.8)	53.9	15.5	74.0	(52.2)	80.6	(23.2)
Net realized and unrealized (losses) gains on investments	($46.0)	$69.2	$31.1	$83.0	($57.9)	$137.3	($20.9)

(1)
Includes $15.9 million, $14.0 million, $9.6 million, $10.9 million and $6.6 million of realized gains due to foreign currency for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

(2)	Includes $50.4 million and $17.3 million of realized gains due to foreign currency for the years ended December 31, 2019 and 2018, respectively.

(3)
Includes $(57.4) million, $33.9 million, $(7.2) million, $25.0 million and $(7.4) million of unrealized (losses) gains due to foreign currency for the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

(4)	Includes $(5.7) million and $35.7 million of unrealized (losses) gains due to foreign currency for the years ended December 31, 2019 and 2018, respectively.

Sirius International Insurance Group, Ltd.
Book Value Per Common Share, Adjusted Book Value Per Share and Adjusted Tangible Book Value Per Share

(Expressed in millions of U.S. dollars except share amounts)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	December 31, 2017

Total common shareholders’ equity (A)	$1,640.4	$1,742.6	$1,784.1	$1,773.0	$1,704.5	$1,973.0	$1,917.0
Series B preference shares	223.0	236.0	241.3	240.6	232.2	—	—
Earned portion of future proceeds from stock option awards	4.9	3.4	1.9	0.5	—	—	—
Adjusted book value (1) numerator (B)	$1,868.3	$1,982.0	$2,027.3	$2,014.1	$1,936.7	$1,973.0	$1,917.0
Goodwill	(400.8)	(400.4)	(400.6)	(400.7)	(400.6)	(400.7)	(401.0)
Intangible Assets	(179.8)	(183.8)	(187.7)	(191.6)	(195.6)	(207.5)	(216.3)
Net deferred tax liability on intangible assets	22.8	24.0	25.0	26.0	26.3	29.1	32.1
Adjusted tangible book value (1) numerator (C)	$1,310.5	$1,421.8	$1,464.0	$1,447.8	$1,366.8	$1,393.9	$1,331.8

Denominator:
Common shares outstanding (D)	115,299,341	115,299,341	115,296,918	115,262,303	115,151,251	120,000,000	120,000,000
Series B preference shares outstanding	11,901,670	11,901,670	11,901,670	11,901,670	11,901,670	—	—
Earned share-based compensation awards, excluding stock options	629,716	648,551	374,912	95,541	—	—	—
Earned portion of Stock option awards issued	381,929	267,350	152,772	38,193	—	—	—
Adjusted shares outstanding (E)	128,212,656	128,116,912	127,726,272	127,297,707	127,052,921	120,000,000	120,000,000

Book value per common share (A)/(D)	$14.23	$15.11	$15.47	$15.38	$14.80	$16.44	$15.98
Adjusted book value per share (1) (B)/(E)	$14.57	$15.47	$15.87	$15.82	$15.24	$16.44	$15.98
Adjusted tangible book value per share (1) (C)/(E)	$10.22	$11.10	$11.46	$11.37	$10.76	$11.62	$11.10

(1)
Adjusted book value, Adjusted book value per share, Adjusted tangible book value and Adjusted tangible book value per share are non-GAAP financial measures. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Adjusted book value, Adjusted book value per share, Adjusted tangible book value and Adjusted tangible book value per share. Outstanding warrants are excluded as they are anti-dilutive as of the respective reporting dates.

Sirius International Insurance Group, Ltd.
Basic and Diluted Earnings Per Share

	Three months ended,		Years ended
(Expressed in millions of U.S. dollars except for share and per share amounts)	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Numerator:
Net (loss)	($150.3)	($130.5)	($45.6)	($16.7)
Less: Income attributable to non-controlling interests	(0.1)	(0.5)	(1.7)	(1.4)
Adjustment of Series B preference carrying value	13.1	(36.4)	9.2	(36.4)
Less: Accrued dividends on Series A redeemable preference shares	—	—	—	(2.6)
Add: Redemption of Series A preference shares below carrying value	—	13.8	—	13.8
Net (loss) available for dividends out of undistributed earnings	(137.3)	(153.6)	(38.1)	(43.3)

Net (loss) available to Sirius Group’s common shareholders	(137.3)	(153.6)	(38.1)	(43.3)
Adjustment of Series B preference carrying value	—	—	(9.2)	—
Net (loss) available to Sirius Group’s common shareholders on a fully diluted basis	($137.3)	($153.6)	($47.3)	($43.3)

Denominator:
Weighted average shares outstanding for basic earnings per share	115,258,327	117,040,026	115,234,105	119,253,924
Weighted average shares outstanding for diluted earnings per share	115,258,327	117,040,026	127,135,775	119,253,924
Earnings per share
Basic earnings per share	($1.19)	($1.31)	($0.33)	($0.36)
Diluted earnings per share	($1.19)	($1.31)	($0.37)	($0.36)

Sirius International Insurance Group, Ltd.
Return on Common Shareholders’ Equity – Consecutive Quarters

	Three months ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Beginning common shareholders' equity	$1,742.6	$1,784.1	$1,773.0	$1,704.5	$1,973.0	$1,704.5	$1,917.0
Net (loss) income attributable to common shareholders	($137.3)	($2.7)	$6.6	$95.3	($153.6)	($38.1)	($43.3)

Return on beginning common shareholders' equity	-7.9%	-0.2%	0.4%	5.6%	-7.8%	-2.2%	-2.3%

Sirius International Insurance Group, Ltd.
Reserves for Unpaid Losses and Loss Adjustment Expenses

	Three months ended,		Years ended
(Expressed in millions of U.S. dollars)	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Gross beginning balance	$2,186.4	$1,891.0	$2,016.7	$1,898.5
Less: beginning reinsurance recoverable on unpaid losses	(392.9)	(349.0)	(350.2)	(319.7)
Net loss and LAE reserve balance	1,793.5	1,542.0	1,666.5	1,578.8
Losses and LAE incurred relating to:
Current year losses	342.9	331.5	1,066.5	907.3
Prior years losses	16.9	15.7	103.8	(7.3)
Total net incurred losses and LAE	359.8	347.2	1,170.3	900.0
Foreign currency translation adjustment to net loss and LAE reserves	10.9	—	(4.4)	(20.9)
Acquisitions	—	—	—	0.2
Accretion of fair value adjustment to net loss and LAE reserves	—	—	0.1	0.1
Loss and LAE paid relating to:
Current year losses	85.7	98.9	251.3	251.4
Prior years losses	157.3	123.8	660.0	540.3
Total loss and LAE payments	243.0	222.7	911.3	791.7
Net ending balance	1,921.2	1,666.5	1,921.2	1,666.5
Plus ending reinsurance recoverable on unpaid losses	410.3	350.2	410.3	350.2
Gross ending balance	$2,331.5	$2,016.7	$2,331.5	$2,016.7

Sirius International Insurance Group, Ltd.
Reconciliation of Non-GAAP Financial Measures

Adjusted book value, Adjusted book value per share, Adjusted tangible book value, and Adjusted tangible book value per share

Adjusted book value, Adjusted book value per share, Adjusted tangible book value, and Adjusted tangible book value per share are non-GAAP financial measures. Adjusted book value and Adjusted book value per share are used to show the Company’s total worth on a per-share basis and are useful to management and investors in analyzing the intrinsic value of the Company. Adjusted tangible book value and Adjusted tangible book value per share are useful to investors because they measure the realizable value of shareholder returns, excluding the impact of goodwill, intangible assets, and net deferred liability on intangible assets.

Adjusted shares outstanding is derived by summing Common shares outstanding, Series B preference shares outstanding, and the earned portion of share-based compensation awards. Adjusted book value is derived by summing Total common shareholders’ equity, the Series B preference share amount reflected in mezzanine equity, and the Earned portion of future proceeds from stock option awards. Outstanding warrants are excluded as they are anti-dilutive as of the respective reporting dates. Adjusted tangible book value is derived by subtracting Goodwill, Intangible assets and Net deferred tax liability on intangible assets from Adjusted book value.

At December 31, 2019, Adjusted book value, Adjusted book value per share, Adjusted tangible book value, and Adjusted tangible book value per share include the earned effects of share-based compensation awards issued during 2019.

Adjusted book value per share is derived by dividing the Adjusted book value by the Adjusted shares outstanding. Adjusted tangible book value per share is derived by dividing Adjusted tangible book value by the Adjusted shares outstanding.

The reconciliation to Total common shareholders’ equity and Book value per common share, the most directly comparable GAAP measures, are presented in the table below.

	December 31,	December 31,
(Expressed in millions of U.S. dollars, except share and per share amounts)	2019	2018
Common shares outstanding	115,299,341	115,151,251
Series B preference shares outstanding	11,901,670	11,901,670
Earned share-based compensation awards, excluding stock options	629,716	—
Earned portion of Stock option awards issued	381,929	—
Adjusted shares outstanding	128,212,656	127,052,921

Total common shareholders’ equity	$1,640.4	$1,704.5
Series B preference shares	223.0	232.2
Earned portion of future proceeds from stock option awards	4.9	—
Adjusted book value	$1,868.3	$1,936.7
Goodwill	(400.8)	(400.6)
Intangible assets	(179.8)	(195.6)
Net deferred tax liability on intangible assets	22.8	26.3
Adjusted tangible book value	$1,310.5	$1,366.8

Book value per common share	$14.23	$14.80
Adjusted book value per share	$14.57	$15.24
Adjusted tangible book value per share	$10.22	$10.76

Sirius International Insurance Group, Ltd.
Reconciliation of Non-GAAP Financial Measures
Operating (loss) attributable to common shareholders
The Company uses Operating (loss) attributable to common shareholders as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its core performance. Operating (loss) attributable to common shareholders as used herein differs from net (loss) attributable to common shareholders, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, net foreign exchange gains (losses) and the associated income tax expense or benefit. The Company’s management believes that Operating (loss) attributable to common shareholders is useful to investors because it is more reflective of the Company’s core business, as it removes the variability arising from fluctuations in the Company’s fixed maturity investment portfolio, equity investments trading, investments-related derivatives, and net foreign exchange gains (losses) and the associated income tax expense or benefit of those fluctuations. The following is a reconciliation of net (loss) attributable to common shareholders to Operating (loss) attributable to common shareholders:

	Three months ended December 31,		Years ended December 31,
(Expressed in millions of U.S. dollars)	2019	2018	2019	2018
Net (loss) attributable to common shareholders	($137.3)	($153.6)	($38.1)	($43.3)
Adjustment for net realized and unrealized (gains) losses on investments	46.0	57.9	(137.3)	20.9
Adjustment for net foreign exchange (gains) losses	1.7	(1.0)	(7.7)	(22.7)
Adjustment for income tax expense (benefit) (1)	(6.2)	(9.7)	21.4	(11.3)
Operating (loss) attributable to common shareholders	($95.8)	($106.4)	($161.7)	($56.4)

(1)
Adjustment for income tax expense (benefit) represents the income tax expense (benefit) associated with the adjustment for net realized and unrealized losses (gains) on investments and the income tax expense (benefit) associated with the adjustment for net foreign exchange gains (losses). The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.